POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAFIRST QUANTITATIVE FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS, PARKER D. BRIDGEPORT, TANYA L. GOINS, DONALD S. MENDELSOHN, JoANN M. STRASSER,  BIBB STRENCH and MICHAEL V. WIBLE, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27th day of October, 2017.

AMERICAFIRST QUANTITATIVE FUNDS

By:

/s/ Rick Gonsalves

Rick Gonsalves, President

STATE OF      _California________

)

)

ss:

COUNTY OF   Placer

)

Before me, a Notary Public, in and for said county and state, personally appeared Rick Gonsalves, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of October, 2017.

       /s/Kim Bower

Notary Public

 My commission expires: May 23, 2018

CERTIFICATE

The undersigned, Trustee and President of AMERICAFIRST QUANTITATIVE FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by written consent on October 25, 2017, and is in full force and effect:

WHEREAS, AMERICAFIRST QUANTITATIVE FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS, PARKER D. BRIDGEPORT, TANYA L. GOINS, DONALD S. MENDELSOHN, JoANN M. STRASSER,  BIBB STRENCH and MICHAEL V. WIBLE, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys - full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  October 26, 2017

/s/ Rick Gonsalves

Rick Gonsalves, Trustee and President

AMERICAFIRST QUANTITATIVE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAFIRST QUANTITATIVE FUNDS, a statutory trust organized under the laws of the State of Delaware  (hereinafter referred to as the “Trust” Registration Statements”); and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS, PARKER D. BRIDGEPORT, TANYA L. GOINS, DONALD S. MENDELSOHN, JoANN M. STRASSER,  BIBB STRENCH and MICHAEL V. WIBLE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as the Treasurer of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of October, 2017.

/s/Umberto Anastasi

Umberto Anastasi

Treasurer

STATE OF      ____ Ohio____

)

)

ss:

COUNTY OF   Cuyahoga

)

Before me, a Notary Public, in and for said county and state, personally appeared Umberto Anastasi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of October, 2017.

   /s/Gregory B. Getts

Notary Public

My commission expires: 11/3/2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAFIRST QUANTITATIVE FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS, PARKER D. BRIDGEPORT, TANYA L. GOINS, DONALD S. MENDELSOHN, JoANN M. STRASSER,  BIBB STRENCH and MICHAEL V. WIBLE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of October, 2017.

/s/ Michael Dencavage

Michael Dencavage

Trustee

STATE OF      _California________

)

)

ss:

COUNTY OF   Sacramento

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Dencavage, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of October, 2017.

   /s/ Taraneh Kosari

Notary Public

My commission expires:

7/16/19